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                                                                  Exhibit 24.1.1

                               POWER OF ATTORNEY

     Each individual whose signature appears below constitutes and appoints each of Paul T. Sheils, Peter M. Frishauf and Steven Kalin, such person's true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to Medscape, Inc.'s Form S-1 registration statement, to be filed with the Securities and Exchange Commission in connection with its initial public offering of shares pursuant to Section 12 of the Securities Exchange Act of 1934 (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of
1933), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have caused this Power of Attorney to be executed as of this 31st day of August, 1999.


                                                  /s/ Fredric G. Reynolds
                                                  ----------------------------
                                                  Fredric G. Reynolds


                                                  /s/ Andrew Heyward
                                                  ----------------------------
                                                  Andrew Heyward